                                                                       EXHIBIT I
                                  CERTIFICATION
                  Required pursuant to 18 U.S.C. Section 1350,
      as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


Breakwater Resources Ltd. (the "Company") is filing with the United States Securities and Exchange Commission an amendment to its annual report for the fiscal year ended December 31, 2003 on Form 20-F/A (the "Report").

I, Garth A.C. MacRae, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this Report fairly presents, in all material respects, the financial condition and the results of operations of the Company.


/s/ Garth A.C. MacRae
--------------------------------
Garth A.C. MacRae
President and Chief Executive Officer

Date: March 31, 2005